ASSIGNMENT OF PATENT

This agreement (the "Agreement") is made this 22nd day of July, 2009, between Diane L. Harder ("Assignor") , and Nevada Legacy Enterprises Corporation ("Assignee")(Assignee and Assignor each a "Party" and collectively the "Parties").

WHEREAS, Assignor has applied for patent protection for the following inventions: (a) Non-Invasive Blood Glucose level Tester, and (b) Thermal Detection of Intravenous infiltration(collectively the "inventions"); and

WHEREAS, It is in the best interests of the Parties for Assignor to assign all patent rights in the Inventions to Assignee;

NOW THEREFORE, for the sum of one dollar, and other good and valuable consideration, the sum and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Assignment. Assignor hereby irrevocably assigns to Assignee all right and interest in the Inventions, and Assignee hereby accepts such assignment.
2. .**Amendments or Waiver.** This Agreement may be changed, waived, discharged or terminated only by a writing signed by all parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.
3. **Severability.** To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
4. **Governing Law.** This Agreement shall be construed and interpreted in accordance with the internal laws of the the State of Nevada without giving effect to the conflict of laws principles thereof.
5. **Entire Agreement.** This Agreement constitutes the entire Agreement between the parties relating to the subject matter herein.
6. **Binding Effect.** All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Parties.

IN WITNESS WHEREOF the undersigned agree to the terms of this Agreement as of the date first written above:

ASSIGNEE

X Diane L. Harder

Diane L Harder

ASSIGNOR

X Diane L. Harder

Diane L. Harder, President, Nevada Legacy Enterprises Corp.